SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                             SECURITIES ACT OF 1934

       Date of Report (Date of earliest event reported) December 9, 2003


                            GOUVERNEUR BANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)


       UNITED STATES               001-14910                     04-3429966
(State or Other Jurisdiction      (Commission                   (IRS Employer
     of Incorporation)            File Number)               Identification No.)


                  42 Church Street, Gouverneur, New York 13642
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (315) 287-2600
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 12. Financial Statements, Pro forma Financial Information and Exhibits.

         (a) Not Applicable

         (b) Not Applicable

         (c) Exhibits:

            99.1    Press Release of Registrant, dated December 9, 2003
                    Re:  Registrant Announces Fiscal 2003 Results.





                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GOUVERNEUR BANCORP, INC.

Date:  December 10, 2003           By: /s/ Richard F. Bennett
                                       -----------------------------------------
                                           Richard F. Bennett
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit
Number          Description
------          -----------

99.1            Press Release of Gouverneur Bancorp, Inc. dated December 9, 2003